Exhibit 10.25.2

Bayer HealthCare

AMENDMENT

AMENDMENT NUMBER 2 TO THE MANUFACTURING IN AGREEMENT DATED February 6, 2008 BETWEEN CUMBERLAND PHARMACEUTICALS INC. (“COMPANY”) AND BAYER HEALTHCARE LLC, ANIMAL HEALTH DIVISION (“BAYER”)

EFFECTIVE DATE: The Effective Date of this Amendment is	6/30/2012
Month/Day/Year

BACKGROUND:

The Parties wish to modify the Toll Manufacturing Agreement, dated February 6. 2008 (the “Agreement”), to revise terms as provided herein.

NOW, THEREFORE, in consideration of the above premises and the covenants set forth in this Amendment, the Agreement shall be and hereby is amended so that, on and after the Amendment Effective Date, the Agreement between the Parties shall be as modified in this Amendment.

AGREEMENT:

☐Yes        ☒ No   Are Sections hereby amended and replaced in their entirety? If yes, specify Section(s) and describe the new terms:

Section                                                                                        is hereby amended and replaced in its entirety to read:

☒ Yes        ☐ No   Are there Additional Terms to the Agreement? If yes, specify and describe the new terms:

The Parties desire to extend the toll agreement through September 2013 to support the manufacturing of Acetadote as indicated in the attached forecast. Additional terms are as follows:

Cumberland will guarantee a minimum volume equal to the number of batches as shown an the attached forecast, otherwise a financial penalty of $[***] per unit will be paid by Cumberland for the amount of the reduced volume

Attachment 1: Forecast

All other provisions of the Agreement not expressly modified by this Amendment shall remain in full force and effect.

SIGNATURES:

By signing below, the undersigned acknowledge that they have read and understand, and agree to be legally bound by the terms of this Amendment and the Amended Agreement. If a person is signing below on behalf of an entity or another person, the person signing has been properly authorized and empowered to sign this Amendment on behalf of that entity or other person and to bind that entity or other person to this Agreement.

COMPANY	BAYER HEALTHCARE LLC

By: /s/ A.J. Kazimi	By: /s/ Steve Meekes

Name: A.J. Kazimi	Name: Steve Meekes

Title: Chief Executive Officer	Title: Vice President Product Supply

Date: August 3, 2012	Date: 8/6/12

Attachment 1

Date: 2013

Delivery Forecast Spreadsheet

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